EXHIBIT 10.12

                        PLEDGE AGREEMENT

      THIS PLEDGE AGREEMENT is made as of the 30th day of August, 1999, by R&B Falcon Corporation, a Delaware corporation, in accordance with a resolution of the Board of Directors of said corporation, a copy of which is attached hereto, in favor of Bank One, Louisiana, National Association. Pledgor hereby agrees with Secured Party as follows:

      1. Definitions. As used in this Agreement, the following terms shall have the meanings indicated below:

           (a) The term "Account" shall mean the following described deposit account:

          Bank   One,  Louisiana,  N.A.  Certificate  of  Deposit
          Account  #  1582816250 issued by Bank  One,  Louisiana,
          N.A. dated August 27, 1999 in an original principal amount of Fifty Million dollars ($50,000,000.00)

          (b) The term "Agreement" shall mean this pledge agreement, as it may be amended, supplemented or otherwise modified and in effect from time to time.

           (c) The term "Application" shall mean, collectively, the Application and Agreement for Irrevocable Standby Letter of Credit dated August 30, 1999 between Pledgor and Secured Party under which Pledgor is the applicant and requests Bank One, Louisiana, N.A. to issue a $50,000,000 letter of credit, as such Application and Agreement for Irrevocable Letter of Credit may be amended, supplemented or otherwise modified and in effect from time to time.

            (d) The term "Code" shall mean the Louisiana Commercial Laws (La. R.A. 10:9-101, et. seq.) as adopted and in effect in the State of Louisiana on the date of this Agreement or as it may hereafter be amended from time to time.

           (e) The term "Collateral" shall mean the Account together with (i) all interest, whether now accrued or hereafter accruing, on the Account, (ii) all additional deposits hereafter made to the Account, (iii) all instruments, certificates, passbooks, documents, agreements and other writings evidencing the Account, (iv) all records relating to the Account, (v) all renewals, replacements and substitutions for any of the foregoing, and (vi) all proceeds of any or all of the foregoing. The designation of proceeds does not authorize Pledgor to sell, transfer or otherwise convey any of the foregoing property.

           (f) The term "Indebtedness" shall mean (i) all indebtedness, obligations and liabilities (including, without limitation, fees payable to Secured Party thereunder) of Pledgor to Secured Party of any kind or character, now existing or hereafter arising, under the Application or this Agreement, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several or joint and several, (ii) all accrued but unpaid interest on any of the indebtedness, obligations or liabilities described in (i) above, (iii) all obligations of Pledgor to Secured Party under any documents evidencing, securing, governing and/or pertaining to all or any part of the indebtedness described in (i) and (ii) above, (iv) all costs and expenses incurred by Secured Party in connection with the collection and administration of all or any part of the indebtedness and obligations described in
     (i), (ii) and (iii) above or the protection or preservation of, or realization upon, the collateral securing all or any part of such indebtedness and obligations, including without limitation all reasonable attorneys' fees, and (v) all renewals, extensions, modifications and rearrangements of the indebtedness and obligations described in (i), (ii),
     (iii) and (iv) above.

           (g)   The term "Obligated Party" shall mean any  party
     other  than  Pledgor  who  secures,  guarantees  and/or   is
     otherwise obligated to pay all or any portion of the Indebtedness.

          (h)  The term "Pledgor" shall mean R & B Falcon
     Corporation, a Delaware corporation, TIN 76-0544217, and its successors and assigns.

           (i)   The  term  "Related Documents" shall  mean  this
     Agreement, the Application and all instruments and documents
     evidencing,   securing,   governing,   guaranteeing   and/or
     pertaining to the Indebtedness.

           (j) The term "Secured Party" shall mean Bank One, Louisiana, N.A., TIN 72-0279635, its successors and assigns, including without limitation, any party to whom Bank One Louisiana, N.A., or any of its successors or assigns, may assign its rights and interests under this Agreement.

All words and phrases used herein which are expressly defined in the Code shall have the meaning provided for therein.

      2. Security Interest. As security for the prompt and punctual payment and satisfaction of the Indebtedness, Pledgor, for value received, hereby grants to Secured Party a continuing security interest in the Collateral. This Agreement shall remain in full force and effect, and Secured party shall have the right to continue to retain possession of the Collateral until such time as this Agreement and the security interest created hereby are terminated and cancelled by the Secured Party under a written cancellation instrument in favor of the Pledgor.

      3. Maintenance of Collateral. As long as this Agreement remains in effect, Secured Party shall have the right (but in accordance with the terms of this Section, no obligation) to renew the Account from time to time for a similar term and at then offered interest rate(s). Other than the exercise of reasonable care to ensure the safe custody of any Collateral in Secured Party's possession from time to time, Secured Party does not have any obligation, duty or responsibility with respect to the Collateral. Without limiting the generality of the foregoing, Secured Party shall not have any obligation, duty or responsibility to do any of the following: (a) ascertain any maturities, calls, conversions, exchanges, offers, tenders or similar matters relating to the Collateral or informing Pledgor with respect to any such matters; (b) fix, preserve or exercise any right, privilege or option (whether conversion, redemption or otherwise) with respect to the Collateral unless (i) Pledgor makes written demand to Secured Party to do so, (ii) such written demand is received by Secured Party in sufficient time to permit Secured Party to take the action demanded in the ordinary course of its business, and (iii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion;
(c) collect any amounts payable in respect of the Collateral (Secured Party being liable to account to Pledgor only for what Secured Party may actually receive or collect thereon); (d) sell all or any portion of the Collateral to avoid market loss; (e) sell all or any portion of the Collateral unless and until (i) Pledgor makes written demand upon Secured Party to sell the Collateral, and (ii) Pledgor provides additional collateral, acceptable to Secured Party in its sole discretion; or (f) hold the Collateral for or on behalf of any party other than Pledgor.

       4.    Representations  and  Warranties.   Pledgor   hereby
represents and warrants the following to Secured Party:

       (a)   Due  Authorization.   The  execution,  delivery  and
performance  of  this  Agreement and all  of  the  other  Related
Documents by Pledgor have been duly authorized by all necessary corporate action of Pledgor.

      (b) Enforceability. This Agreement and the other Related Documents constitute legal, valid and binding obligations of Pledgor, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and except to the extent specific remedies may generally be limited by equitable principles.

      (c) Ownership and Liens. Pledgor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. Pledgor has not executed any other security agreement currently affecting the Collateral and no financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except as may have been executed or filed in favor of Secured Party.

      (d) No Conflicts or Consents. Neither the ownership, the intended use of the Collateral by Pledgor, the grant of the security interest by Pledgor to Secured Party herein nor the exercise by Secured Party of its rights or remedies hereunder, will (i) conflict with any provision of (A) any domestic or foreign law, statute, rule or regulation, (B) the articles or certificate of incorporation, bylaws of Pledgor or (C) any agreement, judgment, license, order or permit applicable to or binding upon Pledgor or otherwise affecting the Collateral, or
(ii) result in or require the creation of any lien, charge or encumbrance upon any assets or properties of Pledgor or of any person except as may be expressly contemplated in the Related
Documents. Except as expressly contemplated in the Related Documents, no consent, approval, authorization or order of, and no notice to or filing with any court, governmental authority or third party is required in connection with the grant by Pledgor of the security interest herein or the exercise by Secured Party of its rights and remedies hereunder.

      (e) Security Interest. Pledgor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a legal, valid and binding security interest in favor of Secured Party in the Collateral.

      (f)   Location.   Pledgor's residence  or  chief  executive
office, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth on the signature page hereof.

      (g) Solvency of Pledgor. As of the date hereof, and after giving effect to this Agreement and the completion of all other transactions contemplated by Pledgor at the time of the execution of this Agreement, (i) Pledgor is and will be solvent, (ii) the fair saleable value of Pledgor's assets exceeds and will continue to exceed Pledgor's liabilities (both fixed and contingent),
(iii) Pledgor is paying and will continue to be able to pay its debts as they mature, and (iv) if Pledgor is not an individual, Pledgor has and will have sufficient capital to carry on Pledgor's businesses and all businesses in which Pledgor is about to engage.

      (h) To the extent applicable, Pledgor has delivered to Secured Party the certificate or passbook issued under or with respect to the Account, and such certificate or passbook, if any, shall remain in Secured Party's possession until such time as this Agreement is terminated in accordance with the terms hereof.

      5. Affirmative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective unless Secured Party shall otherwise consent in writing.

      (a) Ownership and Liens. Pledgor will maintain good and marketable title to all Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement and the security interests and other encumbrances expressly permitted by the Related Documents. Pledgor will not permit any dispute, right of setoff, counterclaim or defense to exist with respect to all or any part of the Collateral. Pledgor will cause any financing statement or other security instrument with respect to the Collateral to be terminated, except as may exist or as may have been filed in favor of Secured Party. Pledgor will defend at its expense Secured Party's right, title and security interest in and to the Collateral against the claims of any third party.

      (b) Inspection of Books and Records. Pledgor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives and agents appointed by
Secured Party to inspect Pledgor's books and records of or relating to the Collateral at any time during normal business hours, to make and take away photocopies, photographs and printouts thereof and to write down and record any such information.

      (c) Adverse Claim. Pledgor covenants and agrees to promptly notify Secured Party of any claim, action or proceeding affecting title to the Collateral, or any part thereof, or the security interest created hereunder and, at Pledgor's expense, defend Secured Party's security interest in the Collateral against the claims of any third party. Pledgor also covenants and agrees to promptly deliver to Secured Party a copy of all written notices received by Pledgor with respect to the Collateral, including without limitation, notices received form the issuer of any securities pledged hereunder as Collateral.

      (d) Further Assurances. Pledgor will contemporaneously with the execution hereof and from time to time thereafter at its expense promptly execute and deliver all further instruments and documents and take all further action necessary or appropriate or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest, (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral, and (iii) to otherwise effect the purposes of this Agreement, including without limitation: (A) executing and filing any financing or continuation statements, or any amendments thereto; (B) obtaining written confirmation from the issuer of any securities pledged as Collateral of the pledge of such securities, in form and substance satisfactory to Secured Party; (C) cooperating with Secured Party in registering the pledge of any securities pledged as Collateral with the issuer of such securities; (D) delivering notice of Secured Party's security interest in any securities pledged as Collateral to any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party; and (E) obtaining written confirmation of the pledge of any securities constituting Collateral from any financial intermediary, clearing corporation or other party required by Secured Party, in form and substance satisfactory to Secured Party. If all or any part of the Collateral is securities issued by an agency or department of the United States, Pledgor covenants and agrees, at Secured Party's request, to cooperate in registering such securities in Secured Party's name or with Secured Party's account maintained with a Federal Reserve Bank. At the option of the Secured Party, a carbon, photographic, facsimile or other reproduction or type of copy of this Agreement or of a financing statement covering the Collateral shall be sufficient as a financing statement and may be filed as a financing statement.

       (e) Should Pledgor ever obtain possession of the certificate or passbook issued under or with respect to the Account while this Agreement remains in effect, Pledgor agrees to immediately deliver such certificate or passbook to Secured
Party, and Pledgor's obligations to Secured Party under this Agreement shall not be modified or terminated as a result of Pledgor's possession (whether temporary or otherwise) of any certificate, passbook or other document or agreement issued under or with respect to the Account.

      6. Negative Covenants. Pledgor will comply with the covenants contained in this Section at all times during the period of time this Agreement is effective, unless Secured Party shall otherwise consent in writing.

      (a) Transfer or Encumbrance. Pledgor will not (i) sell, assign (by operation of law or otherwise) or transfer Pledgor's rights in any of the Collateral, (ii) grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral to any party other than Secured Party, or (iii) deliver actual or constructive possession of any certificate, instrument or document evidencing and/or representing any of the Collateral to any party other than Secured Party.

     (b) Impairment of Security Interest. Pledgor will not take or fail to take any action which would in any manner impair the value or enforceability of Secured Party's security interest in any Collateral.

      7. Rights of Secured Party. Secured Party shall have the rights contained in this Section at all times during the period of time this Agreement is effective.

     (a) Power of Attorney. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, such power of attorney being coupled with an interest, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, upon the occurrence of an Event of Default, to take any action and to execute any instrument which Secured Party may from time to time in Secured Party's discretion deem necessary or appropriate to accomplish the action: (i) transfer any securities, instruments, documents or certificates pledged as Collateral in the name of Secured Party or its nominee; (ii) use any interest, premium or principal payments, conversion or redemption proceeds or other cash proceeds received in connection with any Collateral to reduce any of the Indebtedness; (iii) exchange any of the securities pledged as Collateral for any other property upon any merger, consolidation, reorganization, recapitalization or other readjustment of the issuer thereof, and, in connection therewith, to deposit and deliver any and all of such securities with any committee, depository, transfer agent, registrar or other designated agent upon such terms and conditions as Secured Party may deem necessary or appropriate;
(iv) exercise or comply with any conversion, exchange, redemption, subscription or any other right, privilege or option pertaining to any securities pledged as Collateral; provided, however, except as provided herein, Secured Party shall not have duty to exercise or comply with any such right, privilege or option (whether conversion, redemption or otherwise) and shall not be responsible for any delay or failure to do so; and (v) file any claims or take any action or institute any proceedings which Secured Party may deem necessary or appropriate for the collection and/or preservation of the Collateral or otherwise to enforce the rights of Secured Party with respect to the Collateral.

      (b) Performance by Secured Party. If Pledgor fails to perform any agreement or obligation provided herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be a part of the Indebtedness, secured by the Collateral and payable by Pledgor on demand.

Notwithstanding any other provision herein to the contrary, Secured Party does not have any duty to exercise or continue to exercise any of the foregoing rights and shall not be responsible for any failure to do so or for any delay in doing so.

     8. Events of Default. Each of the following constitutes an "Event of Default" under this Agreement:

      (a) Failure to Pay Indebtedness. The failure, refusal or neglect of Pledgor to make any payment of principal or interest on the Indebtedness, or any portion thereof, within three (3) business days after the same shall become due and payable; or

      (b) Non-Performance of Covenants. The failure of Pledgor or any Obligated Party to timely and properly observe, keep or perform any covenant, agreement, warranty or condition required herein or in any of the other Related Documents and such failure continues for a period of 30 days or more after written notice by the Secured Party to the Pledgor or any Obligated Party; or

      (c) Default Under Other Related Documents. The occurrence of an event of default under any of the other Related Documents;
or

      (d) False Representation. Any representation contained herein or in any of the other Related Documents made by Pledgor or any Obligated Party shall prove to be false or misleading in any material respect at the time made; or

      (e) Default to Third Party. The occurrence of any event which results in the acceleration of the maturity of any indebtedness amounting in the aggregate to $5,000,000 or more owing by Pledgor or any Obligated Party to any third party under any agreement or undertaking; or

      (f)  Bankruptcy or Insolvency.  If Pledgor or any Obligated
Party: (i) becomes insolvent, or makes a transfer in fraud of creditors, or makes an assignment for the benefit of creditors, or admits in writing its inability to pay its debts as they become due; (ii) generally is not paying its debts as such debts become due; (iii) has a receiver, trustee or custodian appointed for, or take possession of, all or substantially all of the assets of such party or any of the Collateral, either in a proceeding brought by such party or in a proceeding brought against such party and such appointment is not discharged or such possession is not terminated within sixty (60) days after the effective date thereof or such party consents to or acquiesces in such appointment or possession; (iv) files a petition for relief under the United States Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called "Applicable Bankruptcy Law") or an involuntary petition for relief so filed against such party under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within sixty (60) days after the filing thereof, or an order for relief naming such party is entered under any Applicable Bankruptcy Law, or any composition, rearrangement, extension, reorganization or other relief of debtors now or hereafter existing is requested or consented to by such party; (v) fails to have discharged within a period of sixty (60) days any attachment, sequestration or similar writ levied upon any property of such party; or (vi) fails to pay within thirty (30) days any final money judgment against such party; or

     (g) Execution on Collateral. The Collateral or any portion thereof is taken on execution or other process of law in any action against Pledgor; or

      (h) Abandonment. Pledgor abandons the Collateral or any portion thereof; or

      (i) Action by Other Lienholder. The holder of any lien or security interest on any of the assets of Pledgor, including without limitation, the Collateral (without hereby implying the consent of Secured Party to the existence or creation of any such lien or security interest on the Collateral), declares a default thereunder or institutes foreclosure or other proceedings for the enforcement of its remedies thereunder; or

      (j) Liquidation, Death and Related Events. If Pledgor or any Obligated Party is an entity, the liquidation, dissolution, merger or consolidation of any such entity; or

      (k) Bankruptcy of Issuer. (i) The issuer of any securities constituting Collateral files a petition for relief under any Applicable Bankruptcy Law, (ii) an involuntary petition for relief is filed against any such issuer under any Applicable Bankruptcy Law and such involuntary petition is not dismissed within thirty (30) days after the filing thereof, or (iii) an order for relief naming any such issuer is entered under any Applicable Bankruptcy Law; provided, however, that the events described in clauses (i), (ii) and (iii) of this Section 8 shall not constitute an Event of Default if Pledgor provides substitute or additional collateral within 30 days after being notified by Secured Party that an event described in clauses (i), (ii) or
(iii) has occurred.

      9. Remedies and Related Rights. If an Event of Default shall have occurred and be continuing, and without limiting any other rights and remedies provided herein, under any of the other Related Documents or otherwise available to Secured Party, Secured Party may exercise one or more of the rights and remedies provided in this Section.

      (a) Remedies. Secured Party may from time to time at its discretion, without limitation and without notice except as expressly provided in any of the Related Documents:

           (i)  exercise  in  respect of the Collateral  all  the
     rights  and  remedies  of a secured  party  under  the  Code
     (whether   or   not  the  Code  applies  to   the   affected
     Collateral);

           (ii)  reduce  its claim to judgment  or  foreclose  or
     otherwise  enforce,  in  whole  or  in  part,  the  security
     interest   granted  hereunder  by  any  available   judicial
     procedure;

           (iii) surrender the Account to the issuer thereof and obtain payment thereunder subject to any early withdrawal penalty, where applicable;

           (iv) sell or otherwise dispose of, at its office, on the premises of Pledgor or elsewhere, the Collateral, as a unit or in parcels, by public or private proceedings, and by way of one or more contracts (it being agreed that the sale or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other disposition of any part of the Collateral shall not exhaust Secured Party's power of sale, but sales or other dispositions may be made from time to time until all of the Collateral has been sold or disposed of or until the Indebtedness has been paid and performed in full), and at any such sale or other disposition it shall not be necessary to exhibit any of the Collateral;

           (v) buy the Collateral, or any portion thereof, at any public sale;

          (vi) buy the Collateral, or any portion thereof, at any private sale if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations;

           (vii) apply for the appointment of a receiver for  the
     Collateral,  and  Pledgor  hereby  consents  to   any   such
     appointment; and

            (viii) at its option, retain the Collateral in satisfaction of the Indebtedness whenever the circumstances are such that Secured Party is entitled to do so under the Code or otherwise.

Pledgor agrees that in the event Pledgor is entitled to receive any notice under the Code of the sale or other disposition of any Collateral, reasonable notice shall be deemed given when such notice is deposited in a depository receptacle under the care and custody of the United States Postal Service, postage prepaid, at Pledgor's address set forth on the signature page hereof, five
(5) days prior to the date of any public sale, or after which a private sale, of any of such Collateral is to be held. Secured Party shall not be obliged to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor further acknowledges and agrees that the redemption by Secured Party of any certificate of deposit pledged as Collateral shall be deemed to be a commercially reasonable disposition under Section 10:9-504(3) of the Code.

     (b) Application of Proceeds. If any Event of Default shall have occurred and be continuing, Secured Party may at its discretion apply or use any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale or other disposition of, collection from, or other realization upon, all or any part of the Collateral as follows in such order and manner as Secured Party may elect:

          (i) to the repayment or reimbursement of the reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by Secured Party in connection with (A) the administration of the Related Documents, (B) the custody, preservation, use or operation of, or the sale of collection form, or other realization upon, the Collateral, and (C) the exercise or enforcement of any of the rights and remedies of Secured Party hereunder;

           (ii) to the payment or other satisfaction of any liens and other encumbrances upon the Collateral;

          (iii) to the satisfaction of the Indebtedness;

          (iv) by holding such cash and proceeds as Collateral;

           (v) to the payment of any other amounts required by applicable law (including without limitation, Section 10:9-
     504(1)(c) of the Code or any other applicable statutory provision).

     (c) Deficiency. In the event that the proceeds of any sale of, collection from, or other realization upon, all or any part of the Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Pledgor and any party who guaranteed or is otherwise obligated to pay all or any portion of the Indebtedness shall be liable for the deficiency, together with interest thereon as provided in the Related Documents.

      (d) Non-Judicial Remedies. In granting to Secured Party the power to enforce its rights hereunder without prior judicial process or judicial hearing, Pledgor expressly waives, renounces and knowingly relinquishes any legal right which might otherwise require Secured Party to enforce its rights by judicial process. Pledgor recognizes and concedes that non-judicial remedies are consistent with the usage of trade, are responsive to commercial necessity and are the result of a bargain at arm's length. Nothing herein is intended to prevent Secured Party or Pledgor from resorting to judicial process at either party's option.

      (e) Other Recourse. Pledgor waives any right to require Secured Party to proceed against any third party, exhaust any Collateral or other security for the Indebtedness, or to have any third party joined with Pledgor in any suit arising out of the Indebtedness or any of the Indebtedness or any of the Related Documents, or pursue any other remedy available to Secured Party. Pledgor further waives any and all notice of acceptance of this Agreement and of the creation, modification, rearrangement, renewal or extension of the Indebtedness. Pledgor further waives any defense arising by reason of any disability or other defense of any third party or by reason of the cessation from any cause whatsoever of the liability of any third party. Until all of the Indebtedness shall have been paid in full, Pledgor shall have no right of subrogation and Pledgor waives the right to enforce any remedy which Secured Party has or may hereafter have against any third party, and waives any benefit of and any right to participate in any other security whatsoever now or hereafter held by Secured Party. Pledgor authorizes Secured Party, and without notice or demand and without any reservation of rights against Pledgor and without affecting Pledgor's liability hereunder or on the Indebtedness, to (i) take or hold any other property of any type from any third party as security for the Indebtedness, and exchange, enforce, waive and release any or all of such other property, (ii) apply such other property and direct the order or manner of sale thereof as Secured Party may in its discretion determine, (iii) renew, extend, accelerate, modify, compromise, settle or release any of the Indebtedness or other security for the Indebtedness, (iv) waive, enforce or modify any of the provisions of any of the Related Documents executed by any third party, and (v) release or substitute any third party.

      (f) Secured Party's rights under this Agreement are in addition to any statutory rights of offset granted to Secured
Party under applicable Louisiana law.

      10. Indemnity. Pledgor hereby indemnifies and agrees to hold harmless Secured Party, and its officers, directors, employees, agents and representatives (each an "Indemnified Person") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature (collectively, the "Claims") which may be imposed on, incurred by, or asserted against, any Indemnified Person (whether or not caused by any Indemnified Person's sole, concurrent or contributory negligence) arising in connection with the Related Documents, the Indebtedness or the Collateral (including without limitation, the enforcement of the Related Documents and the defense of any Indemnified Person's actions and/or inactions in connection with the Related Documents), except to the limited extent the Claims against an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this Section shall survive the termination of this Agreement and shall extend and continue to benefit each individual or entity who is or has at any time been an Indemnified Person hereunder.

     11. Miscellaneous.

      (a) Entire Agreement. This Agreement contains the entire agreement of Secured Party and Pledgor with respect to the Collateral. If the parties hereto are parties to any prior agreement, either written or oral, relating to the Collateral, the terms of this Agreement shall amend and supersede the terms of such prior agreements as to transactions on or after the effective date of this Agreement, but all security agreements, financing statements, guaranties, other contracts and notices for the benefit of Secured Party shall continue in full force and effect to secure the Indebtedness unless Secured Party specifically releases its rights thereunder by separate release.

      (b) Amendment. No modification, consent or amendment of any provision of this Agreement or any of the other Related Documents shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced.

      (c) Actions by Secured Party. The lien, security interest and other security rights of Secured Party hereunder shall not be impaired by (i) any renewal, extension, increase or modification with respect to the Indebtedness, (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Secured Party may grant with respect to the Collateral, or (iii) any release or indulgence granted to any endorser, guarantor or surety of the Indebtedness. The taking of additional security by Secured Party shall not release or impair the lien, security interest or other security rights of Secured Party hereunder or affect the obligations of Pledgor hereunder.

      (d) Waiver by Secured Party. Secured Party may waive any Event of Default without waiving any other prior or subsequent Event of Default. Secured Party may remedy any default without waiving the Event of Default remedied. Neither the failure by
Secured Party to exercise, nor the delay by Secured Party in exercising, any right or remedy upon any Event of Default shall be construed as a waiver of such Event of Default or as a waiver of the right to exercise any such right or remedy at a later date. No single or partial exercise by Secured Party of any right or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right or remedy hereunder may be exercised at any time. No waiver of any provision hereof or consent to any departure by Pledgor therefrom shall be effective unless the same shall be in writing and signed by Secured Party and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Pledgor in any case shall of itself entitle Pledgor to any other or further notice or demand in similar or other circumstances.

      (e) Costs and Expenses. Pledgor will upon demand pay to Secured Party the amount of any and all costs and expenses (including without limitation, attorneys' fees and expenses), which Secured Party may incur in connection with (i) the transactions which give rise to the Related Documents, (ii) the preparation of this Agreement and the perfection and preservation of the security interests granted under the Related Documents,
(iii) the administration of the Related Documents, (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, the Collateral, (v) the exercise or enforcement of any of the rights of Secured Party under the Related Documents, or (vi) the failure by Pledgor to perform or observe any of the provisions hereof.

      (f) CONSENT TO JURISDICTION. PLEDGOR HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR LOUISIANA STATE COURT SITTING IN NEW ORLEANS, LOUISIANA IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER RELATED DOCUMENTS AND PLEDGOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR
HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT ANY SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF SECURED PARTY TO BRING PROCEEDINGS AGAINST PLEDGOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY PLEDGOR AGAINST SECURED PARTY OR ANY AFFILIATE OF SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW ORLEANS, LOUISIANA.

     (g) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA WITHOUT REGARD TO ANY CONFLICT OF LAWS RULES OR PROVISIONS
THEREOF AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF LOUISIANA.

      (h) JURY WAIVER. PLEDGOR AND SECURED PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) BETWEEN PLEDGOR AND SECURED PARTY ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, OR ANY OTHER RELATED DOCUMENT, OR ANY RELATIONSHIP BETWEEN SECURED PARTY AND PLEDGOR. THIS PROVISION IS A MATERIAL INDUCEMENT TO SECURED PARTY TO PROVIDE THE FINANCING DESCRIBED HEREIN OR IN THE OTHER RELATED DOCUMENTS.

      (i) Severability. If any provision of this Agreement is held by a court of competent jurisdiction to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable, shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision held to be illegal, invalid or unenforceable.

      (j) No Obligation. Nothing contained herein shall be construed as an obligation on the part of Secured Party to extend or continue to extend credit to Pledgor.

      (k) Notices. All notices, requests, demands or other communications required or permitted to be given pursuant to this Agreement shall be in writing and given by (i) personal delivery,
(ii) expedited delivery service with proof of delivery, or (iii) United States mail, postage prepaid, registered or certified mail, return receipt requested, sent to the intended addressee at the address set forth on the signature page hereof or to such different address as the addressee shall have designated by written notice sent pursuant to the terms hereof and shall be deemed to have been received either, in the case of expedited delivery services as of the date of first attempted delivery at the address and in the manner provided herein, or in the case of mail, upon deposit in a depository receptacle under the care and custody of the United States Postal Service. Either party shall have the right to change its address for notice hereunder to any other location within the continental United States by notice to the other party of such new address at least thirty (30) days prior to the effective date of such new address.

      (l) Binding Effects and Assignment. This Agreement (i) creates a continuing security interest in the Collateral, (ii) shall be binding on Pledgor and the heirs, executors, administrators, personal representatives, successors and assigns of Pledgor and (iii) shall inure to the benefit of Secured Party and its successors and assigns. Without limiting the generality of the foregoing, Secured Party may pledge, assign or otherwise transfer the Indebtedness and its rights under this Agreement and any of the other Related Documents to any other party. Pledgor's rights and obligations hereunder may not be assigned or otherwise transferred without the prior written consent of Secured Party.

      (m) Termination. It is contemplated by the parties hereto that from time to time there may be no outstanding Indebtedness, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Indebtedness. Upon (i) the satisfaction in full of the Indebtedness, (ii) the termination or expiration of any commitment of Secured Party to extend credit to Pledgor, (iii) written request for the termination hereof delivered by Pledgor to Secured Party, and (iv) written release delivered by Secured Party to Pledgor, this Agreement and the Security Interests created hereby shall terminate. Upon termination of this Agreement and Pledgor's written request, Secured Party will, at Pledgor's sole cost and expense, return to Pledgor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination.

      (n) Cumulative Rights. All rights and remedies of Secured Party hereunder are cumulative of each other and of every other right or remedy which Secured Party may otherwise have at law or in equity or under any of the other Related Documents, and the exercise of one or more of such rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of any other rights or remedies.

     (o) Gender and Number. Within this Agreement, words of any gender shall be held and construed to include the other gender, and words in the singular number shall be held and construed to include the plural and words in the plural number shall be held and construed to include the singular, unless in each instance the context requires otherwise.

      (p) Descriptive Headings. The headings in this Agreement are for convenience only and shall in no way enlarge, limit or define the scope or meaning of the various and several provisions hereof.

      (q)   NO  ORAL  AGREEMENTS.  THERE ARE  NO  UNWRITTEN  ORAL
AGREEMENTS BETWEEN THE PARTIES HERETO. THIS WRITTEN PLEDGE AGREEMENT, THE WRITTEN APPLICATION AND THE OTHER WRITTEN RELATED DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.


               [REMAINDER OF THIS PAGE LEFT BLANK]


EXECUTED as of the date first written above.

                                   Pledgor:

Pledgor's Address:                 R&B FALCON CORPORATION

901 Threadneedle                   By:
Houston, Texas  77079
                                   Title:


ACCEPTED:                          Secured Party:

Secured Party's Address:           BANK ONE, LOUISIANA,
                                   NATIONAL ASSOCIATION
201 St. Charles Street, 28th Floor
New Orleans, Louisiana 70170       By:

                                   Title: